SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

Current Report Pursuant To Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

May 31, 2002

LARSCOM INCORPORATED
(Exact name of Registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

001-12491	94-2362692
(Commission File No.)	(IRS Employer Identification Number)

1845 McCandless Drive
Milpitas, California 95035
(Address of principal executive offices)

(408) 941-4000
(Registrant’s telephone number, including area code)

ITEM 5.    OTHER EVENTS

Larscom Incorporated issued a press release on May 31, 2002 announcing a corporate restructuring and realignment of its sales force under the leadership of Len Eisenstein, the newly appointed Vice President of Worldwide Sales.

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits

99.1    Press Release dated May 31, 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 4, 2002 LARSCOM INCORPORATED

By:	/s/ Donald W. Morgan

Donald W. Morgan Vice President and Chief Financial Officer

INDEX TO EXHIBITS

EXHIBIT NUMBER	DESCRIPTION

99.1	Press release dated May 31, 2002